UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant    ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUVEEN MULTISTATE TRUST I

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice to Fund Shareholders

September 22, 2020

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	This year, you and other Fund shareholders are being asked to approve the election of Board members to serve on your Fund’s Board. The list of nominees is contained in the enclosed proxy statement.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each of the nominees.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold the meeting or the vote on each issue, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services your Fund’s proxy solicitor, at 866-963-5818 with your proxy material.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the meeting?

A.

The meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the meeting only if you were a shareholder of your Fund as of the close of business on September 8, 2020, or if you hold a valid proxy for the meeting. Shareholders will not be able to attend the meeting in person.

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You will be able to attend the meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/251819459. You also will be able to vote your shares online by attending the meeting by webcast. To participate in the meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUV2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time on November 16, 2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet.

To register to attend the meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of each Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

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333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Notice of Special Meeting

of Shareholders

to be held on November 16, 2020

Nuveen Municipal Trust

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

Nuveen Multistate Trust I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

Nuveen Multistate Trust II

Nuveen California High Yield Municipal Bond Fund

Nuveen California Intermediate Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen Multistate Trust III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

Nuveen Multistate Trust IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

Nuveen Managed Accounts Portfolios Trust

Nuveen Core Impact Bond Managed Accounts Portfolio

Municipal Total Return Managed Accounts Portfolio

September 22, 2020

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios

Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) on Monday, November 16, 2020, at 2:00 p.m., Central time for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect ten (10) Board Members.

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Shareholders of record as of the close of business on September 8, 2020 (“Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will be able to attend the Meeting online and submit their questions during the meeting by visiting www.meetingcenter.io/251819459. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUV2020. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in the enclosed Joint Proxy Statement.

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Joint Proxy Statement

September 22, 2020

This Joint Proxy Statement is first being mailed to shareholders on or about September 25, 2020.

Nuveen Municipal Trust

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

Nuveen Multistate Trust I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

Nuveen Multistate Trust II

Nuveen California High Yield Municipal Bond Fund

Nuveen California Intermediate Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen Multistate Trust III

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

Nuveen Multistate Trust IV

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

Nuveen Managed Accounts Portfolios Trust

Nuveen Core Impact Bond Managed Accounts Portfolio

Municipal Total Return Managed Accounts Portfolio

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A, individually a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) on Monday, November 16, 2020, at 2:00 p.m., Central time (the

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“Meeting”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposal

1.	To elect ten (10) Board Members.

Voting Information

Shareholders of record as of the close of business on September 8, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will be able to attend the Meeting online and submit their questions during the meeting by visiting www.meetingcenter.io/251819459. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Meeting is NUV2020. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in this Joint Proxy Statement.

On the proposal coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the Board Member nominees listed in this Joint Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their

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shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each Fund in light of the similar proposal being considered and voted on by the shareholders. Certain other Nuveen funds, not listed in this Joint Proxy Statement, will also hold meetings of shareholders with a similar proposal. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Shareholders of each Trust will vote separately on the proposal. The vote of each Trust will include each Fund that is a series of that Trust. In any event, an unfavorable vote on the proposal by the shareholders of one Trust will not affect the implementation of the proposal by another Trust if the proposal is approved by the shareholders of that Trust.

Shares Outstanding

Those persons who were shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

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THE PROPOSAL: ELECTION OF BOARD MEMBERS

At the Meeting, ten (10) nominees, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young, each a current Board Member, and Matthew Thornton III, a nominee for election as a Board Member, are to be elected by all shareholders to serve a term until their successors shall have been duly elected and qualified.

Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Carole E. Stone and Terence J. Toth were last elected to each Trust’s Board at a special meeting of shareholders held on August 5, 2014. Margaret L. Wolff was appointed as a Board Member of each Trust effective as of February 15, 2016. Albin F. Moschner was appointed as a Board Member of each Trust effective as of July 1, 2016. Robert L. Young was appointed as a Board Member of each Trust effective as of July 1, 2017. Matthew Thornton III does not currently serve on the Board of each Trust and is a nominee for election at the Meeting.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust’s present Board.

All Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and have never been an employee or director of Nuveen, LLC (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

CURRENT BOARD MEMBERS(2)

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director, Public Member, American Board of Orthopedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	155	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	155	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Indefinite Length of service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer(1995-1996) of Zenith Electronics Corporation.	155	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016)

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Indefinite Length of service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Indefinite Length of service: Since 1997	Board Member of the Land Trust Alliance (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (2013-12/2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Indefinite Length of service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155	Formerly, Director (2010-2020), Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.).

Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Indefinite Length of service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); formerly, Director, Fulcrum IT Service LLC (2010-2019); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	155	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Indefinite Length of service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Indefinite Length of service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

BOARD MEMBER NOMINEE

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	None(4)	Term: Indefinite Length of service: Not Applicable(4)	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).	None(4)	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Each current Board Member has been nominated to stand for election at the Meeting.
(3)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(4)

Mr. Thornton has been nominated for election to the Board and the boards of certain other funds in the Nuveen fund complex and has been appointed to the boards of certain other funds in the Nuveen fund complex, such appointment to become effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming such appointments become effective, Mr. Thornton will oversee 154 portfolios in the Nuveen fund complex.

Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2019 is

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set forth in Appendix B. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and executive officers of the Funds as a group as of December 31, 2019 is set forth in Appendix B. As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Independent Board Members receive a $195,000 annual retainer plus: (a) a fee of $6,750 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $90,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee receive $15,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a

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minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The tables set forth in Appendix C show, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2019.

The Trusts have no employees. Each officer of the Trusts serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Board Leadership and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

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The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terrence J. Toth as the independent Chair of the Board. Specific responsibilities of the Chair include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Albin F. Moschner and Margaret L. Wolff. The number of Executive Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen funds, and the audits of the financial statements of the Nuveen funds; the quality and integrity of the financial statements of the Nuveen funds; the Nuveen funds’ compliance with legal and regulatory

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requirements relating to the Nuveen funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen funds’ securities brought to its attention and considers the risks to the Nuveen funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Judith M. Stockdale, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. The number of Audit Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal

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counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee or director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, Nuveen Asset Management LLC, the Funds’ sub-adviser, Nuveen Securities, LLC, the Funds’ distributor (the “Distributor”), and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. This committee is composed of Independent Board Members. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. The number of Nominating and Governance Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Robert L. Young, Chair, William C. Hunter, Albin F. Moschner and Margaret L. Wolff. The number of Dividend Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory

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authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ CCO and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The number of Compliance Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Albin F. Moschner, Chair, William C. Hunter, John K. Nelson, Judith M. Stockdale and Terence J. Toth. The number of Open-End Funds Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Board Member Attendance. During the calendar year ended December 31, 2019, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board

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Member. The policy of the Board relating to attendance by Board Members at shareholder meetings of the Funds is posted on the Funds’ website at www.nuveen.com/en-us/products/fund-governance.

Board Diversification and Board Member Qualifications

In determining that a particular nominee was qualified to serve on the Board, the Board considered each nominee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each nominee satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each nominee should serve as a Board Member. References to the experiences, qualifications, attributes and skills of each nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans. Mr. Evans has served as Chairman (since 2019) and President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the American Board of Orthopedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter. Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation.

Albin F. Moschner. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational,

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management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson. Mr. Nelson is on the Board of Directors of Core12, LLC (since 2008), a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University and holds a BA in Economics (1984) and an MBA in Finance (1991).

Judith M. Stockdale. Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Councils of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

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Carole E. Stone. Ms. Stone recently retired from the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Matthew Thornton III. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth. Mr. Toth, the Nuveen funds’ Independent Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is the Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

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Margaret L. Wolff. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Independent Chair

Terrence J. Toth currently serves as the independent Chair of the Board. Specific responsibilities of the Chair include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

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The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Greg A. Bottjer 333 West Wacker Drive Chicago, IL 60606 1971	Chief Administrative Officer	Term: Annual Length of Service: Since 2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Senior (since 2017) Managing Director(since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst	73

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013).	155

Diana R. Gonzalez 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	155

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	155

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2004	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	155

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2000	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	155

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.	155

Jacques M. Longerstaey 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: Since 2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013–2019).	155

22

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017), Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	155

23

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC(since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.	155

Deann D. Morgan 100 Park Avenue New York, NY 10016 1969	Vice President	Term: Annual Length of Service: Since 2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).	155

24

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.	155

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	155

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.	155

25

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1996	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President (since 2017), Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	155

Independent Registered Public Accounting Firm

The Independent Board Members have unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of each series of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust for each such Fund’s current fiscal year. The Independent Board Members unanimously selected KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the books and records of each series of Nuveen Multistate Trust II for each such Fund’s current fiscal year.

26

A representative of PwC or KPMG will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC and KPMG have informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

The tables set forth in Appendix E provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firms provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firms to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Trust. This means that the nominees receiving the highest number of affirmative votes cast at the Meeting will be elected to serve as Board Members. For purposes of determining the approval of the proposal to elect nominees for each Trust, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee of the Board.

27

ADDITIONAL INFORMATION

Attending the Meeting

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. Shareholders may participate in the Meeting at www.meetingcenter.io/251819459 by entering the control number found on the shareholder’s proxy card and password NUV2020 at the date and time of the Meeting. Shareholders may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy toshareholdermeetings@computershare.com.

Principal Shareholders

The persons who held of record more than 5% of any class of shares of each Fund, as of the Record Date, are set forth on Appendix F. To the knowledge of the Funds, as of the Record Date, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix F.

Information About the Adviser and Distributor

The Adviser

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of

28

June 30, 2020, Nuveen, LLC managed approximately $1.05 trillion in assets, of which approximately $144.4 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares.

Shareholder Proposals

The Trusts generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meetings of shareholders of a Trust should send their written proposal to such Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

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Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 16, 2020

Each Fund’s proxy statement is available at www.nuveenproxy.com/Mutual-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject your Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person (virtually) or represented by proxy at the Meeting. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Christopher M. Rohrbacher

Vice President and Secretary

September 22, 2020

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Appendix A

FUND INFORMATION

			Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class C	Class C2	Class I	Class R6

Nuveen Municipal Trust
Nuveen All-American Municipal Bond Fund	All-American Municipal Bond Fund	4/30	216,348,369	22,012,380	5,225,773	303,226,657	6,819,906
Nuveen High Yield Municipal Bond Fund	High Yield Municipal Bond Fund	4/30	420,145,488	83,100,836	13,850,042	557,578,883	37,082,814
Nuveen Intermediate Duration Municipal Bond Fund	Intermediate Duration Municipal Bond Fund	4/30	91,610,629	6,589,472	1,774,366	857,993,987	—
Nuveen Limited Term Municipal Bond Fund	Limited Term Municipal Bond Fund	4/30	126,714,642	7,722,304	5,469,285	501,382,531	—
Nuveen Short Duration High Yield Municipal Bond Fund	Short Duration High Yield Municipal Bond Fund	4/30	100,903,433	15,255,652	978,551	312,461,186	—
Nuveen Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities Fund	4/30	16,708,086	2,549,629	—	70,094,855	—
Nuveen Multistate Trust I
Nuveen Arizona Municipal Bond Fund	Arizona Municipal Bond Fund	5/31	6,114,144	453,636	160,584	8,243,585	—
Nuveen Colorado Municipal Bond Fund	Colorado Municipal Bond Fund	5/31	17,678,351	1,611,799	272,243	24,029,885	—
Nuveen Maryland Municipal Bond Fund	Maryland Municipal Bond Fund	5/31	9,300,747	1,132,301	454,964	13,218,136	—
Nuveen New Mexico Municipal Bond Fund	New Mexico Municipal Bond Fund	5/31	5,584,175	243,947	113,518	2,954,848	—
Nuveen Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond Fund	5/31	16,367,088	1,753,400	682,513	26,251,260	—
Nuveen Virginia Municipal Bond Fund	Virginia Municipal Bond Fund	5/31	21,193,429	1,862,618	654,937	28,822,629	—
Nuveen Multistate Trust II
Nuveen California High Yield Municipal Bond Fund	California High Yield Municipal Bond Fund	2/28	58,436,767	7,235,831	1,145,829	58,281,302	—
Nuveen California Intermediate Municipal Bond Fund	California Intermediate Municipal Bond Fund	2/28	367,298	10,396	—	741,134	—
Nuveen California Municipal Bond Fund	California Municipal Bond Fund	2/28	70,939,151	6,496,887	1,011,578	109,251,232	—
Nuveen Connecticut Municipal Bond Fund	Connecticut Municipal Bond Fund	2/28	14,733,509	640,745	331,051	8,962,317	—
Nuveen Massachusetts Municipal Bond Fund	Massachusetts Municipal Bond Fund	2/28	23,027,335	850,590	210,566	32,377,554	—
Nuveen New Jersey Municipal Bond Fund	New Jersey Municipal Bond Fund	2/28	17,715,792	1,308,355	432,464	16,688,057	—
Nuveen New York Municipal Bond Fund	New York Municipal Bond Fund	2/28	45,506,718	4,093,204	717,527	57,280,271	—
Nuveen Multistate Trust III
Nuveen Georgia Municipal Bond Fund	Georgia Municipal Bond Fund	5/31	10,805,873	594,842	197,626	5,165,842	—
Nuveen Louisiana Municipal Bond Fund	Louisiana Municipal Bond Fund	5/31	12,513,667	1,245,307	343,383	4,150,363	—
Nuveen North Carolina Municipal Bond Fund	North Carolina Municipal Bond Fund	5/31	20,591,481	1,450,050	570,046	36,907,816	—
Nuveen Tennessee Municipal Bond Fund	Tennessee Municipal Bond Fund	5/31	19,973,521	1,317,665	1,102,370	9,356,558	—

A-1

			Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class C	Class C2	Class I	Class R6

Nuveen Multistate Trust IV
Nuveen Kansas Municipal Bond Fund	Kansas Municipal Bond Fund	5/31	16,874,946	1,144,793	765,396	8,187,221	—
Nuveen Kentucky Municipal Bond Fund	Kentucky Municipal Bond Fund	5/31	23,925,044	680,424	467,080	7,060,423	—
Nuveen Michigan Municipal Bond Fund	Michigan Municipal Bond Fund	5/31	11,316,335	833,276	149,173	13,443,699	—
Nuveen Missouri Municipal Bond Fund	Missouri Municipal Bond Fund	5/31	28,907,471	1,899,691	398,628	26,597,738	—
Nuveen Ohio Municipal Bond Fund	Ohio Municipal Bond Fund	5/31	29,721,590	1,637,447	667,616	26,831,253	—
Nuveen Wisconsin Municipal Bond Fund	Wisconsin Municipal Bond Fund	5/31	7,618,272	819,657	297,736	5,473,662	—
Nuveen Managed Accounts Portfolios Trust
Nuveen Core Impact Bond Managed Accounts Portfolio(1)	Core Impact Bond Managed Accounts Portfolio	7/31	—	—	—	1,019,900(1)	—
Municipal Total Return Managed Accounts Portfolio(1)	Municipal Total Return Managed Accounts Portfolio	7/31	—	—	—	118,324,933(1)	—

(1)	Each of Core Impact Bond Managed Accounts Portfolio and Municipal Total Return Managed Accounts Portfolio has a single class of shares outstanding as of the Record Date

A-2

Appendix B

SHARE OWNERSHIP

Dollar Range of Equity Securities By Board Members and Nominees

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all Nuveen funds overseen by the Board Member or nominee as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member or nominee.

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(1)	Toth	Wolff	Young
Nuveen Municipal Trust
All-American Municipal Bond Fund	$0	$0	$0	$0	$0	$10,001-$50,000	$0	Over $100,000	$0	$0
High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Intermediate Duration Municipal Bond Fund	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0	$0
Limited Term Municipal Bond Fund	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0	$0
Short Duration High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Strategic Municipal Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Colorado Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Maryland Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Mexico Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
California Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
California Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Connecticut Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Massachusetts Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New York Municipal Bond Fund	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0	$0

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(1)	Toth	Wolff	Young
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Louisiana Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
North Carolina Municipal Bond Fund
Tennessee Municipal Bond Fund
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Kentucky Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Michigan Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Missouri Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Ohio Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Wisconsin Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Managed Accounts Portfolios Trust
Core Impact Bond Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Total Return Managed Accounts Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000

(1)	Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting.

Fund Shares Owned By Board Members, Nominees And Executive Officers(1)

The following table sets forth, for each Board Member and nominee, the principal executive officer of the Funds, the principal financial officer of the Funds and for the Board Members, nominees and executive officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member, nominee and executive officer.

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young	All Board Members and Executive Officers as a Group
Nuveen Municipal Trust
All-American Municipal Bond Fund	0	0	0	0	0	2,977	0	17,123	0	0	31,799
High Yield Municipal Bond Fund	0	0	0	0	0	0	0	8,320	0	0	37,671
Intermediate Duration Municipal Bond Fund	0	0	0	0	0	3,136	0	0	0	0	30,060
Limited Term Municipal Bond Fund	0	0	0	0	0	2,519	0	0	0	0	47,273
Short Duration High Yield Municipal Bond Fund	0	0	0	0	0	0	0	20,073	0	0	98,582
Strategic Municipal Opportunities Fund	0	0	0	0	0	0	0	18,478	0	0	18,478
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Colorado Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Maryland Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
New Mexico Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Pennsylvania Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Virginia Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
California Intermediate Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
California Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
New York Municipal Bond Fund	0	0	0	0	0	3,023	0	0	0	0	3,023
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	48,253
Tennessee Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young	All Board Members and Executive Officers as a Group
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Kentucky Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Michigan Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Missouri Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Ohio Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Wisconsin Municipal Bond Fund	0	0	0	0	0	0	0	0	0	0	0
Nuveen Managed Accounts Portfolios Trust
Core Impact Bond Managed Accounts Portfolio	0	0	0	0	0	0	0	0	0	0	0
Municipal Total Return Managed Accounts Portfolio	0	0	0	0	0	0	0	0	0	0	0

(1)

The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

(2)	Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting.

Appendix C

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds(1)

Fund	Fiscal Year End	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	$12,069	$12,828	$11,406	$13,018	$11,408	$10,971	N/A	$15,178	$10,743	$9,803
High Yield Municipal Bond Fund	4/30	$52,312	$55,615	$49,455	$56,437	$49,476	$47,514	N/A	$65,740	$46,595	$42,494
Intermediate Duration Municipal Bond Fund	4/30	$19,960	$21,219	$18,868	$21,534	$18,875	$18,137	N/A	$25,091	$17,775	$16,215
Limited Term Municipal Bond Fund	4/30	$14,122	$14,988	$13,355	$15,208	$13,360	$12,794	N/A	$17,734	$12,588	$11,453
Short Duration High Yield Municipal Bond Fund	4/30	$15,310	$16,261	$14,479	$16,504	$14,487	$13,889	N/A	$19,238	$13,645	$12,430
Strategic Municipal Opportunities Fund	4/30	$1,015	$1,074	$955	$1,091	$960	$939	N/A	$1,278	$905	$840
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31	$368	$385	$347	$397	$354	$375	N/A	$454	$342	$360
Colorado Municipal Bond Fund	5/31	$997	$1,040	$941	$1,076	$957	$1,005	N/A	$1,233	$931	$964
Maryland Municipal Bond Fund	5/31	$637	$666	$600	$688	$613	$648	N/A	$786	$592	$623
New Mexico Municipal Bond Fund	5/31	$218	$228	$205	$235	$209	$221	N/A	$268	$202	$213
Pennsylvania Municipal Bond Fund	5/31	$1,174	$1,229	$1,107	$1,269	$1,126	$1,183	N/A	$1,451	$1,093	$1,129
Virginia Municipal Bond Fund	5/31	$1,308	$1,368	$1,233	$1,413	$1,254	$1,317	N/A	$1,616	$1,218	$1,259
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$2,935	$3,074	$2,733	$3,119	$2,817	$2,849	N/A	$3,635	$2,672	$2,604
California Intermediate Municipal Bond Fund	2/28	$36	$38	$34	$39	$35	$36	N/A	$45	$34	$34
California Municipal Bond Fund	2/28	$4,247	$4,446	$3,956	$4,512	$4,079	$4,117	N/A	$5,259	$3,869	$3,763
Connecticut Municipal Bond Fund	2/28	$624	$654	$581	$663	$599	$604	N/A	$771	$569	$552
Massachusetts Municipal Bond Fund	2/28	$1,213	$1,271	$1,130	$1,290	$1,165	$1,177	N/A	$1,501	$1,104	$1,077
New Jersey Municipal Bond Fund	2/28	$988	$1,037	$920	$1,052	$949	$959	N/A	$1,223	$900	$877
New York Municipal Bond Fund	2/28	$2,846	$2,984	$2,651	$3,027	$2,733	$2,761	N/A	$3,522	$2,592	$2,524

Fund	Fiscal Year End	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31	$435	$456	$409	$470	$419	$443	N/A	$536	$404	$426
Louisiana Municipal Bond Fund	5/31	$471	$492	$444	$508	$453	$479	N/A	$582	$438	$461
North Carolina Municipal Bond Fund	5/31	$1,486	$1,555	$1,401	$1,606	$1,425	$1,497	N/A	$1,836	$1,384	$1,430
Tennessee Municipal Bond Fund	5/31	$999	$1,049	$941	$1,081	$958	$1,006	N/A	$1,233	$929	$958
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31	$700	$732	$658	$755	$673	$709	N/A	$862	$652	$683
Kentucky Municipal Bond Fund	5/31	$899	$943	$846	$972	$861	$905	N/A	$1,110	$836	$862
Michigan Municipal Bond Fund	5/31	$689	$721	$649	$745	$660	$694	N/A	$850	$641	$662
Missouri Municipal Bond Fund	5/31	$1,519	$1,591	$1,432	$1,642	$1,456	$1,530	N/A	$1,877	$1,415	$1,461
Ohio Municipal Bond Fund	5/31	$1,669	$1,751	$1,573	$1,806	$1,600	$1,682	N/A	$2,061	$1,554	$1,604
Wisconsin Municipal Bond Fund	5/31	$440	$461	$414	$475	$423	$448	N/A	$543	$408	$430
Nuveen Managed Accounts Portfolios Trust
Core Impact Bond Managed Accounts Portfolio	7/31	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Municipal Total Return Managed Accounts Portfolio	7/31	$3,535	3,702	3,391	3,871	3,496	3,656	N/A	4,296	3,361	3,624
Total Compensation from Nuveen Funds Paid to Board Members	12/31/19	$400,437	$420,625	$376,050	$420,625	$388,232	$409,035	N/A	$490,225	$384,667	$363,189

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton*	Toth	Wolff	Young
Nuveen Municipal Trust
All-American Municipal Bond Fund	$986	N/A	N/A	N/A	$1,874	$4,827	N/A	N/A	$3,102	$ 9,803
High Yield Municipal Bond Fund	$4,275	N/A	N/A	N/A	$8,133	$20,907	N/A	N/A	$13,460	$42,494
Intermediate Duration Municipal Bond Fund	$1,631	N/A	N/A	N/A	$3,102	$7,980	N/A	N/A	$5,133	$16,215
Limited Term Municipal Bond Fund	$1,155	N/A	N/A	N/A	$2,199	$5,631	N/A	N/A	$3,640	$11,453
Short Duration High Yield Municipal Bond Fund	$1,251	N/A	N/A	N/A	$2,383	$6,112	N/A	N/A	$3,944	$12,430
Strategic Municipal Opportunities Fund	$68	N/A	N/A	N/A	$127	$343	N/A	N/A	$211	$691
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Colorado Municipal Bond Fund	$85	N/A	N/A	N/A	$203	$430	N/A	N/A	$301	$964
Maryland Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
New Mexico Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Pennsylvania Municipal Bond Fund	$101	N/A	N/A	N/A	$235	$511	N/A	N/A	$354	$1,129
Virginia Municipal Bond Fund	$112	N/A	N/A	N/A	$263	$568	N/A	N/A	$394	$1,259
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	$280	N/A	N/A	N/A	$533	$1,377	N/A	N/A	$841	$2,604
California Intermediate Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
California Municipal Bond Fund	$405	N/A	N/A	N/A	$772	$1,990	N/A	N/A	$1,218	$3,763
Connecticut Municipal Bond Fund	$59	N/A	N/A	N/A	$113	$292	N/A	N/A	$179	$552
Massachusetts Municipal Bond Fund	$116	N/A	N/A	N/A	$220	$569	N/A	N/A	$348	$1,077
New Jersey Municipal Bond Fund	$94	N/A	N/A	N/A	$180	$464	N/A	N/A	$283	$877
New York Municipal Bond Fund	$271	N/A	N/A	N/A	$517	$1,334	N/A	N/A	$816	$2,524
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Louisiana Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
North Carolina Municipal Bond Fund	$127	N/A	N/A	N/A	$299	$646	N/A	N/A	$448	$1,430
Tennessee Municipal Bond Fund	$86	N/A	N/A	N/A	$199	$438	N/A	N/A	$300	$958

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton*	Toth	Wolff	Young
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	$44	N/A	N/A	N/A	$110	$228	N/A	N/A	$161	$522
Kentucky Municipal Bond Fund	$77	N/A	N/A	N/A	$179	$393	N/A	N/A	$270	$862
Michigan Municipal Bond Fund	$59	N/A	N/A	N/A	$138	$300	N/A	N/A	$207	$662
Missouri Municipal Bond Fund	$130	N/A	N/A	N/A	$305	$661	N/A	N/A	$457	$1,461
Ohio Municipal Bond Fund	$144	N/A	N/A	N/A	$334	$728	N/A	N/A	$502	$1,604
Wisconsin Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Nuveen Managed Accounts Portfolios Trust
Core Impact Bond Managed Accounts Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Municipal Total Return Managed Accounts Portfolio	$277	N/A	N/A	N/A	$826	$1,408	N/A	N/A	$1,093	$3,624

(2)

Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting. As of each Fund’s most recent fiscal year end, Mr. Thornton had not received any compensation from the Funds or other funds in the Nuveen fund complex.

Appendix D

BOARD AND COMMITTEE MEETINGS

HELD DURING CALENDAR YEAR ENDED DECEMBER 31, 2019*

	Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Open-End Funds Committee
Nuveen Municipal Trust	6	9	0	4	4	5	5	4
Nuveen Multistate Trust I	6	9	0	4	4	5	5	4
Nuveen Multistate Trust II	6	9	0	4	4	5	5	4
Nuveen Multistate Trust III	6	9	0	4	4	5	5	4
Nuveen Multistate Trust IV	6	9	0	4	4	5	5	4
Nuveen Managed Accounts Portfolios Trust	6	9	0	4	4	5	5	4

*	Information is presented on a calendar year basis, as the Funds have different fiscal year ends.

D-1

Appendix E

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31	$29,575	$30,265	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Colorado Municipal Bond Fund	5/31	$30,170	$31,320	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Maryland Municipal Bond Fund	5/31	$29,885	$30,660	$0	$0	$0	$0	$0	$0	$417	$0	$0	$0	$0	$0
New Mexico Municipal Bond Fund	5/31	$29,380	$30,040	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal Bond Fund	5/31	$30,600	$31,410	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia Municipal Bond Fund	5/31	$30,775	$31,645	$0	$0	$0	$0	$0	$0	$417	$0	$0	$0	$0	$0
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31	$29,685	$30,350	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Louisiana Municipal Bond Fund	5/31	$29,710	$30,425	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
North Carolina Municipal Bond Fund	5/31	$31,055	$31,880	$0	$0	$0	$0	$0	$0	$3,150	$0	$0	$0	$0	$0
Tennessee Municipal Bond Fund	5/31	$30,665	$31,065	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31	$30,065	$30,725	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Kentucky Municipal Bond Fund	5/31	$30,430	$30,955	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Michigan Municipal Bond Fund	5/31	$30,015	$30,705	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Missouri Municipal Bond Fund	5/31	$31,175	$31,895	$0	$0	$0	$0	$0	$417	$0	$0	$0	$0	$0	$0
Ohio Municipal Bond Fund	5/31	$31,535	$32,065	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Wisconsin Municipal Bond Fund	5/31	$29,635	$30,335	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
Nuveen Managed Accounts Portfolios Trust
Cor Impact Bond Managed Accounts Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Total Return Managed Accounts Portfolio	7/31	$32,785	$33,920	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	$44,995	$50,185	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
High Yield Municipal Bond Fund	4/30	$133,365	$146,885	$0	$640	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intermediate Duration Municipal Bond Fund	4/30	$56,115	$61,860	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Limited Term Municipal Bond Fund	4/30	$50,320	$50,430	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Short Duration High Yield Municipal Bond Fund	4/30	$67,400	$69,990	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Strategic Municipal Opportunities	4/30	$32,900	$35,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$26,200	$26,710	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
California Intermediate Municipal Bond Fund	2/28	$26,200	$26,710	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
California Municipal Bond Fund	2/28	$26,200	$26,710	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Connecticut Municipal Bond Fund	2/28	$26,200	$26,710	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Massachusetts Municipal Bond Fund	2/28	$26,200	$26,710	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	2/28	$26,200	$26,710	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New York Municipal Bond Fund	2/28	$26,200	$26,710	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
Nuveen Multistate Trust I
Arizona Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Colorado Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Maryland Municipal Bond Fund	5/31	$0	$417	$0	$0	$0	$0	$0	$417
New Mexico Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Pennsylvania Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Virginia Municipal Bond Fund	5/31	$0	$417	$0	$0	$0	$0	$0	$417
Nuveen Multistate Trust III
Georgia Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Louisiana Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
North Carolina Municipal Bond Fund	5/31	$0	$3,150	$0	$0	$0	$0	$0	$3,150
Tennessee Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust IV
Kansas Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Kentucky Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Michigan Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Missouri Municipal Bond Fund	5/31	$0	$417	$0	$0	$0	$0	$0	$417
Ohio Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Wisconsin Municipal Bond Fund	5/31	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Managed Accounts Portfolios Trust
Core Impact Bond Managed Accounts Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0
Municipal Total Return Managed Accounts Portfolio	7/31	$0	$0	$0	$0	$0	$0	$0	$0

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
Nuveen Municipal Trust
All-American Municipal Bond Fund	4/30	$0	$0	$0	$0	$0	$0	$0	$0
High Yield Municipal Bond Fund	4/30	$0	$0	$0	$0	$0	$0	$0	$0
Intermediate Duration Municipal Bond Fund	4/30	$0	$0	$0	$0	$0	$0	$0	$0
Limited Term Municipal Bond Fund	4/30	$0	$0	$0	$0	$0	$0	$0	$0
Short Duration High Yield Municipal Bond Fund	4/30	$0	$0	$0	$0	$0	$0	$0	$0
Strategic Municipal Opportunities Fund	4/30	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Multistate Trust II
California High Yield Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
California Intermediate Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
California Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
Connecticut Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
Massachusetts Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
New Jersey Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0
New York Municipal Bond Fund	2/28	$0	$0	$0	$0	$0	$0	$0	$0

Appendix F

LIST OF HOLDERS OF MORE THAN 5% OF ANY CLASS OF SHARES IN EACH FUND

As of September 8, 2020, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Municipal Trust

All-American Municipal Bond Fund — Class A	Wells Fargo Clearing Services LLC	31,951,372.3900	14.79%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Edward D Jones & Co	30,961,595.0470	14.33%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	MLPF&S for the Sole Benefit Of its Customers	25,203,099.5710	11.67%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	16,900,126.4310	7.82%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	16,341,194.1020	7.56%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	13,705,880.3440	6.34%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	12,557,014.1170	5.81%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	11,690,750.6330	5.41%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	11,682,652.2040	5.41%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	JP Morgan Securities LLC Omnibus	11,469,544.8550	5.31%
	Account for the Exclusive Benefit Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

All-American Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	3,745,636.0740	17.03%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Sole Benefit of	3,020,453.9500	13.73%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	3,015,091.1380	13.71%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	2,315,593.6790	10.53%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Morgan Stanley Smith Barney LLC	1,834,092.8330	8.34%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	1,436,062.3740	6.53%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	1,137,383.2850	5.17%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	UBS WM USA	1,112,443.9420	5.06%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

All-American Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	1,763,774.5910	32.62%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	738,524.0970	13.66%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	American Enterprise Investment Serv	536,439.0400	9.92%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	394,463.6630	7.30%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	337,364.2620	6.24%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	326,931.7300	6.05%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	LPL Financial	313,618.5840	5.80%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

All-American Municipal Bond Fund — Class R6	Edward D Jones & Co	5,102,926.2470	75.17%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Bank NA FBO	1,114,801.9890	16.42%
	Omnibus Cash Cash
	PO Box 1533
	Minneapolis MN 55480-1533

All-American Municipal Bond Fund — Class I	Band & Co	58,386,823.3680	19.28%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	American Enterprise Investment Serv	37,184,409.2610	12.28%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	MLPF&S for the Sole Benefit of	30,539,391.9040	10.08%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	25,200,236.7510	8.32%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	20,860,586.5800	6.89%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	19,597,407.4670	6.47%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	17,613,044.0970	5.81%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

High Yield Municipal Bond Fund — Class A	Wells Fargo Clearing Services LLC	63,528,881.5840	15.16%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S	57,722,101.2220	13.77%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	51,050,048.7140	12.18%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	National Financial Services LLC	41,049,937.9620	9.79%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	33,084,774.5630	7.89%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	UBS WM USA	25,858,574.1610	6.17%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	23,658,370.7470	5.65%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	23,380,811.6580	5.58%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

High Yield Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	17,926,341.5030	21.57%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	11,035,927.5360	13.28%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S	9,664,253.0160	11.63%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Raymond James	8,263,527.0430	9.94%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	7,612,028.5030	9.16%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	6,626,789.7220	7.97%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	4,914,529.9610	5.91%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

High Yield Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	4,420,864.2180	30.75%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	2,397,136.1960	16.67%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	1,843,344.6920	12.82%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Raymond James	1,133,583.5900	7.88%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	913,352.5900	6.35%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	819,056.7210	5.70%
	707 2nd Ave S
	Minneapolis MN 55402-2405

High Yield Municipal Bond Fund — Class R6	Wells Fargo Bank NA FBO	33,236,846.8330	89.85%
	Omnibus Cash Cash
	PO Box 1533
	Minneapolis MN 55480-1533

High Yield Municipal Bond Fund — Class I	MLPF&S	103,221,597.1880	18.53%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	51,653,526.6770	9.27%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	50,280,925.9730	9.02%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	UBS WM USA	49,936,525.5740	8.96%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	45,476,592.5270	8.16%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	43,145,004.4140	7.74%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	41,480,571.3670	7.44%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	39,442,775.8600	7.08%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	33,120,163.6550	5.94%

Intermediate Duration Municipal Bond Fund — Class A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	16,762,158.7970	18.38%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	9,998,329.6100	10.96%

	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9,587,756.8210	10.51%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	9,461,074.9770	10.38%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	7,342,821.6620	8.05%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	5,524,392.7040	6.06%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	4,811,318.7280	5.28%

Intermediate Duration Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	2,074,545.1950	31.52%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	898,338.1390	13.65%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	547,997.8040	8.33%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	501,818.1940	7.62%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	461,267.8660	7.01%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	448,705.4430	6.82%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	387,141.3110	5.88%

Intermediate Duration Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	741,344.1850	40.84%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	187,657.9710	10.34%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	125,768.5220	6.93%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	111,661.0200	6.15%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	111,120.0360	6.12%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	100,262.7170	5.52%

Intermediate Duration Municipal Bond Fund — Class I	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	97,055,736.8480	11.32%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	95,733,912.6490	11.17%

	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	90,484,670.7720	10.56%

	SEI Private Trust Company C/O TIAA-SWP 1 Freedom Valley Drive Oaks PA 19456-9989	83,905,697.3830	9.79%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	76,082,753.2230	8.88%

	Wells Fargo Bank, NA FBO Omnibus Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	60,944,451.8320	7.11%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	54,035,933.9500	6.30%

	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	50,235,052.3400	5.86%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Limited Term Municipal Bond Fund — Class A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	20,773,000.0220	16.44%

	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	18,417,236.6640	14.57%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	14,476,799.8800	11.45%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	13,167,663.4640	10.42%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	12,132,189.4510	9.60%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	7,122,590.3220	5.64%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	7,005,672.5340	5.54%

Limited Term Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	1,486,479.5560	19.29%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	1,122,845.4310	14.57%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	847,044.5060	10.99%

	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	754,878.6400	9.80%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	742,691.5310	9.64%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	467,564.1490	6.07%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	443,860.0660	5.76%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	431,078.4780	5.60%

Limited Term Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	1,723,117.3860	30.30%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	567,053.7090	9.97%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	506,656.2320	8.91%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	480,779.7060	8.45%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	474,167.9930	8.34%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	468,398.1330	8.24%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	388,686.1540	6.84%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	370,341.6760	6.51%

Limited Term Municipal Bond Fund — Class I	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	84,979,093.1700	16.97%

	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	63,361,862.4950	12.65%

	Wells Fargo Bank, NA FBO Omnibus Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	51,760,682.9240	10.34%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	50,589,412.9340	10.10%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	36,315,263.7280	7.25%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	35,043,988.4420	7.00%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	28,456,820.8110	5.68%

Short Duration High Yield Municipal Bond Fund — Class A	Morgan Stanley Smith Barney LLC	21,634,382.4740	21.43%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Sole Benefit of	15,180,270.4960	15.04%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	13,875,216.1650	13.74%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	9,426,193.0000	9.34%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	7,011,599.8530	6.95%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Raymond James	6,453,161.5930	6.39%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Short Duration High Yield Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	3,014,997.8630	19.75%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	2,954,732.0540	19.36%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Benefit of its	2,314,170.8030	15.16%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Raymond James	1,641,731.9850	10.75%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	American Enterprise Investment Serv	1,002,875.5240	6.57%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	779,591.9230	5.11%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Short Duration High Yield Municipal Bond Fund — Class C2	UBS WM USA	381,802.5740	38.72%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	191,911.1870	19.46%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	131,751.3410	13.36%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Short Duration High Yield Municipal Bond Fund — Class I	Charles Schwab & Co Inc	42,394,681.4120	13.58%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	37,801,844.2030	12.11%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	30,653,182.5870	9.82%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Benefit of its	30,052,975.4360	9.63%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	UBS WM USA	27,717,185.7440	8.88%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Band & Co	26,203,331.7530	8.40%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Pershing LLC	21,059,755.3760	6.75%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Wells Fargo Clearing Services LLC	18,000,753.8370	5.77%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Strategic Municipal Opportunities Fund — Class A	American Enterprise Investment Serv	3,719,799.3170	22.32%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	2,563,270.5870	15.38%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Raymond James	2,394,804.5040	14.37%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	JP Morgan Securities LLC Omnibus	2,091,596.4710	12.55%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Charles Schwab & Co Inc	1,289,381.1830	7.74%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	UBS WM USA	1,239,350.6670	7.43%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Strategic Municipal Opportunities Fund — Class C	American Enterprise Investment Serv	883,176.2990	34.64%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	394,176.4480	15.46%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Morgan Stanley Smith Barney LLC	340,203.7760	13.34%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	245,873.6870	9.64%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	155,621.1550	6.10%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	JP Morgan Securities LLC Omnibus	143,500.3330	5.63%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	135,650.0470	5.32%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Strategic Municipal Opportunities Fund — Class I	American Enterprise Investment Serv	15,355,810.0450	21.98%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	8,777,302.2600	12.56%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	National Financial Services LLC	8,532,973.4580	12.21%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	8,315,707.3890	11.90%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	6,595,767.3320	9.44%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Pershing LLC	6,246,389.6710	8.94%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	UBS WM USA	5,400,609.7710	7.73%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	5,130,824.0580	7.34%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Multistate Trust I

Arizona Municipal Bond Fund — Class A	MLPF&S for the Benefit of its	1,421,856.5820	23.49%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	1,001,609.2360	16.55%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Edward D Jones & Co	586,257.4710	9.69%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	430,822.9520	7.12%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	390,216.8950	6.45%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	National Financial Services LLC	305,935.7210	5.06%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Arizona Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	130,985.3810	29.16%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S	97,578.3660	21.72%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	68,493.2460	15.25%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Edward D Jones & Co	43,333.7490	9.65%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	American Enterprise Investment Serv	23,841.6120	5.31%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Arizona Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	111,086.8050	69.18%
	Special Custody Acct for the
	Exclusive Benefit of Customer 2801 Market Street
	St Louis MO 63103-2523

	National Financial Services LLC	16,096.0230	10.02%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	12,772.5590	7.95%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Band & Co	2,045,143.4730	24.81%
	C/O US Bank
	PO Box 1787

Arizona Municipal Bond Fund — Class I	Milwaukee WI 53201-1787
	Pershing LLC	1,159,746.1500	14.07%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S	693,926.3560	8.42%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	578,366.6120	7.02%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	514,135.2980	6.24%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Wells Fargo Clearing Services LLC	457,961.9210	5.56%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Colorado Municipal Bond Fund — Class A	Wells Fargo Clearing Services LLC	4,800,426.1280	27.20%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Edward D Jones & Co	3,729,322.9250	21.13%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	National Financial Services LLC	1,695,606.5610	9.61%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	1,103,649.4320	6.25%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	JP Morgan Securities LLC Omnibus	956,142.8020	5.42%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Morgan Stanley Smith Barney LLC	934,222.7890	5.29%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Colorado Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	454,641.9090	28.21%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	231,458.6660	14.36%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Edward D Jones & Co	215,270.3600	13.36%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	American Enterprise Investment Serv	204,645.9910	12.70%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	93,677.3140	5.81%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Colorado Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	142,895.4980	51.90%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co., Inc.	40,878.3540	14.85%
	Attn: Mutual Fund Ops
	211 Main St.
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	36,194.9330	13.15%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Edward D Jones & Co	18,567.9320	6.74%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Colorado Municipal Bond Fund — Class I	Pershing LLC	4,364,460.9420	18.21%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Band & Co	4,271,240.9620	17.82%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	National Financial Services LLC	1,925,449.4430	8.03%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	1,802,434.4230	7.52%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	LPL Financial	1,737,363.3330	7.25%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	1,587,956.0000	6.63%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	1,469,575.1630	6.13%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	1,325,337.5340	5.53%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Maryland Municipal Bond Fund — Class A	MLPF&S for the Benefit of its	1,873,615.8820	20.16%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	1,758,562.0980	18.92%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	1,396,892.4440	15.03%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	760,626.1200	8.18%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	726,608.5670	7.82%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	505,104.7330	5.43%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Maryland Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	414,441.9980	36.60%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Benefit of its	296,219.7160	26.16%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	80,497.9340	7.11%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	77,493.3310	6.84%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Morgan Stanley Smith Barney LLC	69,175.1600	6.11%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Maryland Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	141,565.5710	30.65%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	95,054.9380	20.58%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	47,365.9830	10.26%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	40,436.6400	8.75%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	36,114.9010	7.82%
	707 2nd Ave S
	Minneapolis MN 55402-2405
	LPL Financial

	Omnibus Customer Account	28,332.1590	6.13%
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Maryland Municipal Bond Fund — Class I	Pershing LLC	3,288,226.5630	24.89%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	SEI Private Trust Company	2,144,589.5370	16.24%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	MLPF&S for the Benefit of its	1,153,982.9670	8.74%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Charles Schwab & Co Inc	1,073,913.7930	8.13%
	For the Benefit of their Customers
	P O Box 173797
	211 Main St
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	926,236.0180	7.01%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	American Enterprise Investment Serv	763,038.1840	5.78%
	707 2nd Ave S
	Minneapolis MN 55402-2405

New Mexico Municipal Bond Fund — Class A	MLPF&S for the Sole Benefit of	1,097,737.8240	19.69%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	729,868.6780	13.09%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	639,773.0760	11.47%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Raymond James	452,820.4820	8.12%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	UBS WM USA	440,779.7660	7.90%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	416,022.4660	7.46%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	365,934.6020	6.56%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Edward D Jones & Co	299,381.5760	5.37%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

New Mexico Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	63,308.4890	25.96%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	55,578.3020	22.79%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	25,671.5400	10.53%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	18,917.1250	7.76%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	17,261.0880	7.08%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	MLPF&S for the Sole Benefit of	17,254.3010	7.07%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Edward D Jones & Co	16,436.9150	6.74%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	TD Ameritrade Inc FBO	16,304.9230	6.69%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

New Mexico Municipal Bond Fund — Class C2	UBS WM USA	27,716.4610	24.37%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Wells Fargo Clearing Services LLC	27,519.9270	24.20%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Raymond James	17,826.8680	15.68%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Edward D Jones & Co	15,994.3820	14.07%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	15,448.1560	13.59%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

New Mexico Municipal Bond Fund — Class I	Charles Schwab & Co Inc	564,731.4690	19.20%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	391,006.8300	13.30%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	MLPF&S for the Benefit of its	253,806.1310	8.63%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	253,083.3050	8.61%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	SEI Private Trust Company	252,751.6290	8.59%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	First National Bank-Artesia	225,301.5250	7.66%
	303 W Main St
	Artesia NM 88210-2133

	Band & Co	195,788.0800	6.66%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	National Financial Services LLC	166,008.2840	5.64%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Pennsylvania Municipal Bond Fund — Class A	Wells Fargo Clearing Services LLC	3,052,050.9540	18.71%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	2,673,156.7420	16.39%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	1,348,715.3660	8.27%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	1,231,867.3880	7.55%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	MLPF&S	1,181,880.8900	7.25%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Pershing LLC	973,808.4290	5.97%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Pennsylvania Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	501,302.5010	28.59%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	213,583.0560	12.18%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Morgan Stanley Smith Barney LLC	143,761.1800	8.20%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	American Enterprise Investment Serv	136,252.7710	7.77%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	122,158.3550	6.97%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S	114,071.1000	6.51%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	LPL Financial	103,703.0520	5.91%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Pennsylvania Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	187,857.8130	26.14%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	135,341.0950	18.83%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	UBS WM USA	78,293.7690	10.89%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd

	Weehawken NJ 07086-6761

	Scott C Morgan &	54,346.6340	7.56%
	Jean M Morgan Jt Ten
	208 W Laurel Ave
	Pen Argyl PA 18072-1020

Pennsylvania Municipal Bond Fund — Class I	Pershing LLC	6,073,050.4160	23.14%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Wells Fargo Bank, NA FBO	4,638,153.8590	17.67%
	Omnibus Account Cash/Cash
	PO Box 1533
	Minneapolis MN 55480-1533

	SEI Private Trust Company	3,295,677.0630	12.56%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	American Enterprise Investment Serv	1,777,002.3020	6.77%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Virginia Municipal Bond Fund — Class A	National Financial Services LLC	4,484,057.2340	21.25%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	MLPF&S	2,707,224.5310	12.83%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	2,241,206.5190	10.62%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Raymond James	1,864,846.9470	8.84%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Morgan Stanley Smith Barney LLC	1,647,726.9300	7.81%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Edward D Jones & Co	1,643,547.4150	7.79%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	1,416,693.2090	6.71%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Virginia Municipal Bond Fund — Class C	American Enterprise Investment Serv	297,063.6420	15.88%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	294,546.4160	15.74%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	281,547.8020	15.05%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Pershing LLC	171,573.5360	9.17%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S	167,833.1360	8.97%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	104,073.7020	5.56%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Virginia Municipal Bond Fund — Class C2	Charles Schwab & Co Inc	125,046.0720	18.32%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	122,649.1760	17.97%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	95,472.2170	13.99%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	LPL Financial	82,694.8580	12.12%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Raymond James	56,484.9040	8.28%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	American Enterprise Investment Serv	42,851.8080	6.28%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Virginia Municipal Bond Fund — Class I	SEI Private Trust Company	5,831,799.4890	20.25%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	Pershing LLC	4,606,126.1710	15.99%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	American Enterprise Investment Serv	3,594,803.8170	12.48%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	2,326,253.7890	8.08%
	For the Benefit of their Customers
	P O Box 173797
	211 Main St
	San Francisco CA 94105-1905

	MLPF&S for the Benefit of its	2,041,540.6960	7.09%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen Multistate Trust II

California High Yield Municipal Bond Fund — Class A	National Financial Services LLC	10,927,377.1090	18.69%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	10,702,881.3000	18.31%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S	6,333,702.4650	10.83%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	6,261,862.9390	10.71%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	UBS WM USA	4,855,111.2670	8.31%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	4,732,218.8810	8.10%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	Charles Schwab & Co Inc	3,839,942.0330	6.57%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

California High Yield Municipal Bond Fund — Class C	Morgan Stanley Smith Barney LLC	1,434,054.9570	19.84%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	1,404,098.0330	19.42%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	718,509.3630	9.94%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	MLPF&S	659,611.2050	9.12%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	UBS WM USA	596,014.3980	8.24%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	LPL Financial	595,743.5980	8.24%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Pershing LLC	433,598.3870	6.00%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Charles Schwab & Co Inc	387,433.3270	5.36%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

California High Yield Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	302,669.6730	26.00%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	LPL Financial	277,804.7860	23.86%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	141,123.1230	12.12%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	109,371.3270	9.39%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	94,794.4460	8.14%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	RBC Capital Markets LLC	79,598.5540	6.84%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

California High Yield Municipal Bond Fund — Class I	MLPF&S for the Benefit of its	9,395,939.4410	16.13%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	7,750,890.4130	13.30%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	7,058,457.0330	12.12%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	6,953,937.1320	11.94%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	5,818,412.4780	9.99%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	5,446,951.3470	9.35%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co., Inc.	3,863,473.9940	6.63%
	Attn: Mutual Fund Ops
	211 Main St
	San Francisco CA 94105-1905

	Pershing LLC	3,582,046.0680	6.15%
	One Pershing Plaza
	Jersey City NJ 07399-0002

California Intermediate Municipal Bond Fund — Class A	Pershing LLC	222,639.3240	60.62%
	PO Box 2052
	Jersey City NJ 07303-2052

	Charles Schwab & Co Inc	136,768.1390	37.24%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

California Intermediate Municipal Bond Fund — Class C	Paul L White and	4,750.0850	45.69%
	Geraldine Yip White Ttees
	The Yip White Family Trust
	U/A Dtd 8/16/2016
	6008 Romany Rd
	Oakland CA 94618-2010

	Pershing LLC	3,146.0490	30.26%
	PO Box 2052
	Jersey City NJ 07303-2052

	Nuveen Investments Inc	2,500.0000	24.05%
	Attn: Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

California Intermediate Municipal Bond Fund — Class I	Charles Schwab & Co Inc	525,236.9550	71.00%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	First Command Bank	144,794.8640	19.57%
	PO Box 901075
	Fort Worth TX 76101-2075

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	51,633.0440	6.98%
	PO Box 2052
	Jersey City NJ 07303-2052

California Municipal Bond Fund — Class A	National Financial Services LLC	18,286,125.9780	25.91%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	11,475,979.8630	16.26%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Benefit of its	8,085,117.4540	11.45%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	6,270,647.7080	8.88%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	UBS WM USA	4,182,650.9480	5.93%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	JP Morgan Securities LLC Omnibus	3,993,414.9260	5.66%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

California Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	1,598,073.9220	24.60%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	992,128.3220	15.27%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	JP Morgan Securities LLC Omnibus	793,401.6890	12.21%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	American Enterprise Investment Serv	692,223.5190	10.66%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	MLPF&S for the Benefit of its	525,987.2220	8.10%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Raymond James	412,006.2590	6.34%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	UBS WM USA	377,896.9160	5.82%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	357,951.8880	5.51%
	One Pershing Plaza
	Jersey City NJ 07399-0002

California Municipal Bond Fund — Class C2	Charles Schwab & Co Inc	272,919.7640	26.04%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	205,192.7620	19.58%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	135,898.9200	12.97%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	89,939.5930	8.58%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	RBC Capital Markets LLC	79,105.6500	7.55%
	Mutual Fund Omnibus Processing Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	American Enterprise Investment Serv	67,848.5580	6.47%
	707 2nd Ave S
	Minneapolis MN 55402-2405

California Municipal Bond Fund — Class I	Wells Fargo Clearing Services LLC	12,249,406.0060	11.23%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	11,389,705.7980	10.44%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S for the Benefit of its Customers	10,041,093.6110	9.21%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	9,294,713.5110	8.52%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	8,137,123.2850	7.46%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Wells Fargo Bank, NA FBO	7,346,530.6160	6.74%
	Omnibus Account Cash/Cash
	PO Box 1533
	Minneapolis MN 55480-1533

	SEI Private Trust Company	6,951,174.9680	6.37%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	6,891,039.7180	6.32%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Band & Co	6,296,290.7160	5.77%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Charles Schwab & Co Inc	6,274,407.2960	5.75%
	For the Benefit of their Customers
	P O Box 173797
	211 Main St
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	5,672,881.7300	5.20%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Connecticut Municipal Bond Fund — Class A	MLPF&S for the Sole Benefit	2,156,399.3510	14.66%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	1,614,548.8510	10.98%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	1,421,928.5990	9.67%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Morgan Stanley Smith Barney LLC	1,329,912.9170	9.04%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	National Financial Services LLC	1,021,280.1220	6.95%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	946,096.4780	6.43%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Connecticut Municipal Bond Fund — Class C	Pershing LLC	113,075.0450	17.65%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Morgan Stanley Smith Barney LLC	108,437.9850	16.92%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Sole Benefit	83,103.0330	12.97%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	79,019.6510	12.33%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	78,198.4580	12.20%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	LPL Financial	39,473.2770	6.16%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	39,247.3820	6.13%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Connecticut Municipal Bond Fund — Class C2	LPL Financial	56,737.8260	16.63%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Wells Fargo Clearing Services LLC	53,569.3480	15.70%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	46,473.5950	13.62%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	36,171.9260	10.60%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	26,964.7430	7.91%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	TD Ameritrade Inc FBO	21,068.0830	6.18%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

	Edward J Czaikowski &	20,702.4240	6.07%
	Joan Czaikowski Jt Ten
	9 Hudson Ln
	Windsor CT 06095-1840

Connecticut Municipal Bond Fund — Class I	Pershing LLC	3,195,144.8510	35.65%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	UBS WM USA	795,464.5740	8.88%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	MLPF&S for the Sole Benefit	724,408.5280	8.08%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	706,893.9040	7.89%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	LPL Financial	656,812.7000	7.33%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Morgan Stanley Smith Barney LLC	452,043.0280	5.04%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Massachusetts Municipal Bond Fund — Class A	National Financial Services LLC	12,977,572.1070	56.59%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	1,869,976.6020	8.15%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Benefit of its	1,685,740.5110	7.35%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Massachusetts Municipal Bond Fund — Class C	Morgan Stanley Smith Barney LLC	187,824.8900	22.08%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Benefit of its	147,229.5790	17.31%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	114,339.8580	13.44%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	94,263.0190	11.08%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	61,470.5670	7.23%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	National Financial Services LLC	53,828.0440	6.33%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	46,244.6380	5.44%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	RBC Capital Markets LLC	44,586.0400	5.24%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

Massachusetts Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	60,721.6640	27.71%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	National Financial Services LLC	44,423.8160	20.27%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	UBS WM USA	36,821.0220	16.80%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	24,802.7950	11.32%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	American Enterprise Investment Serv	11,882.9480	5.42%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Massachusetts Municipal Bond Fund — Class I	American Enterprise Investment Serv	7,915,351.7540	24.47%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	7,748,691.6420	23.95%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	2,801,989.6900	8.66%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	1,757,359.6140	5.43%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	1,648,862.0690	5.10%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

New Jersey Municipal Bond Fund — Class A	National Financial Services LLC	6,684,296.4990	37.84%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	1,661,381.6640	9.41%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Benefit of its Customers	1,432,589.0290	8.11%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Pershing LLC	945,532.3610	5.35%
	One Pershing Plaza
	Jersey City NJ 07399-0002

New Jersey Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	491,737.2400	37.59%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Benefit of its Customers	154,913.4570	11.84%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	142,629.0530	10.90%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	UBS WM USA	107,884.3330	8.25%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	77,096.9440	5.89%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	JP Morgan Securities LLC Omnibus	77,035.7500	5.89%
	Account for the Exclusive Benefit Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Pershing LLC	69,042.9040	5.28%
	One Pershing Plaza
	Jersey City NJ 07399-0002

New Jersey Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	178,854.0810	39.07%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	98,147.8890	21.44%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	UBS WM USA	40,141.7630	8.77%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	33,990.2720	7.42%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	31,627.6630	6.91%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

New Jersey Municipal Bond Fund — Class I	Pershing LLC	6,063,304.6650	36.39%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Wells Fargo Clearing Services LLC	1,368,249.6850	8.21%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	SEI Private Trust Company	1,334,468.1290	8.01%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	Morgan Stanley Smith Barney LLC	1,287,875.5540	7.73%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	American Enterprise Investment Serv	964,367.7970	5.79%
	707 2nd Ave S
	Minneapolis MN 55402-2405

New York Municipal Bond Fund — Class A	National Financial Services LLC	8,728,344.2780	19.25%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	5,654,898.9170	12.47%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S for the Benefit of its Customers	4,974,385.0170	10.97%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	4,701,318.8370	10.37%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	3,318,751.3970	7.32%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	JP Morgan Securities LLC Omnibus	2,990,182.2780	6.59%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

New York Municipal Bond Fund — Class C	Pershing LLC	834,074.8340	20.38%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Benefit of its Customers	645,266.9320	15.76%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	603,859.3660	14.75%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	431,897.0210	10.55%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	JP Morgan Securities LLC Omnibus	357,443.5210	8.73%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

New York Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	236,453.2420	30.59%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	JP Morgan Securities LLC Omnibus	125,848.9130	16.28%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	UBS WM USA	102,890.4240	13.31%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	54,177.0810	7.01%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	American Enterprise Investment Serv	53,612.6740	6.94%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

New York Municipal Bond Fund — Class I	Pershing LLC	22,748,000.6240	39.70%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	SEI Private Trust Company	6,727,573.3390	11.74%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	Morgan Stanley Smith Barney LLC	2,890,950.6730	5.05%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Benefit of its Customers	2,879,982.6140	5.03%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen Multistate Trust III

Georgia Municipal Bond Fund — Class A	National Financial Services LLC	3,076,221.9440	28.51%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	1,697,820.9550	15.73%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Sole Benefit	1,664,752.8800	15.43%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Edward D Jones & Co	749,836.0540	6.95%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	697,141.4120	6.46%
	Special Custody Acct FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	672,348.0190	6.23%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Georgia Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	101,831.7850	17.12%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	88,776.7050	14.93%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	83,151.0760	13.98%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	MLPF&S for the Sole Benefit	60,532.0810	10.18%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	47,907.2740	8.05%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	46,947.1490	7.89%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	UBS WM USA	42,591.0740	7.16%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	41,594.0910	6.99%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Raymond James	34,371.4530	5.78%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Georgia Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	86,215.0130	42.61%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	30,647.7300	15.15%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	LPL Financial	15,265.3910	7.55%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	National Financial Services LLC	12,004.0170	5.93%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	11,429.3300	5.65%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	RBC Capital Markets LLC	11,195.3790	5.53%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

Georgia Municipal Bond Fund — Class I	Pershing LLC	1,215,581.1400	23.53%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S for the Benefit of its	574,000.7830	11.11%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Raymond James	556,359.9510	10.77%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	456,987.2290	8.85%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	348,733.0180	6.75%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	332,034.9460	6.43%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	SEI Private Trust Company	279,228.0010	5.41%
	C/O TIAA-SWP
	1 Freedom Valley Drive
	Oaks PA 19456-9989

Louisiana Municipal Bond Fund — Class A	Edward D Jones & Co	4,468,168.5410	35.73%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	MLPF&S for the Sole Benefit	2,053,568.3650	16.42%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	1,629,347.5100	13.03%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Pershing LLC	743,693.1190	5.95%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Louisiana Municipal Bond Fund — Class C	Morgan Stanley Smith Barney LLC	261,101.5390	20.97%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	198,755.5960	15.96%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Edward D Jones & Co	138,681.5300	11.14%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	MLPF&S for the Sole Benefit	135,054.1260	10.85%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	129,509.7770	10.40%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	124,799.0610	10.02%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Pershing LLC	117,647.0950	9.45%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Louisiana Municipal Bond Fund — Class C2	Edward D Jones & Co	78,887.6300	22.36%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	LPL Financial	64,543.0910	18.29%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Charles Schwab & Co Inc	51,064.5930	14.47%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Raymond James	36,192.9150	10.26%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	31,661.8130	8.97%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	31,232.9520	8.85%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	18,349.8610	5.20%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Louisiana Municipal Bond Fund — Class I	Morgan Stanley Smith Barney LLC	731,851.9880	17.64%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Benefit of its	613,763.9840	14.79%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Pershing LLC	447,864.5610	10.79%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	392,676.5140	9.46%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	387,494.5570	9.34%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	378,914.7230	9.13%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	362,815.5400	8.74%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Raymond James	357,107.4400	8.61%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Edward D Jones & Co	231,467.6210	5.58%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

North Carolina Municipal Bond Fund — Class A	National Financial Services LLC	7,170,719.8380	34.86%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	2,373,498.3800	11.54%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Sole Benefit	1,824,190.9220	8.87%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Edward D Jones & Co	1,697,565.5400	8.25%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	1,286,899.4230	6.26%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	1,124,612.0650	5.47%
	One Pershing Plaza
	Jersey City NJ 07399-0002

North Carolina Municipal Bond Fund — Class C	Wells Fargo Clearing Services LLC	218,351.5590	15.06%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Sole Benefit	127,908.9770	8.82%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	126,912.9460	8.75%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	92,846.8610	6.40%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Pershing LLC	89,539.6120	6.17%
	One Pershing Plaza
	Jersey City NJ 07399-0002

North Carolina Municipal Bond Fund — Class C2	Wells Fargo Clearing Services LLC	133,178.8530	23.16%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	74,790.4180	13.01%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	53,346.1920	9.28%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	UBS WM USA	31,400.4630	5.46%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	30,756.0290	5.35%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

North Carolina Municipal Bond Fund — Class I	Pershing LLC	11,603,057.2870	31.46%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Wells Fargo Bank, NA FBO	5,055,500.5080	13.71%
	Omnibus Account Cash/Cash
	PO Box 1533
	Minneapolis MN 55480-1533

	Charles Schwab & Co Inc	3,638,361.3540	9.86%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	3,025,119.0940	8.20%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	MLPF&S for the Benefit of its	2,419,581.3220	6.56%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Tennessee Municipal Bond Fund — Class A	Edward D Jones & Co	4,028,237.5730	20.17%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	MLPF&S for the Sole Benefit	2,121,542.8890	10.62%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	2,042,482.7810	10.23%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	2,015,834.5440	10.09%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	2,006,068.2530	10.05%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	1,500,510.9870	7.51%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	LPL Financial	1,040,581.6540	5.21%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Tennessee Municipal Bond Fund — Class C	Raymond James	362,559.6400	27.52%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	UBS WM USA	153,491.4210	11.65%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	130,686.7400	9.92%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	LPL Financial	117,598.3160	8.92%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	112,030.0630	8.50%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	77,875.3160	5.91%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	76,466.2780	5.80%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Edward D Jones & Co	71,310.3180	5.41%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	MLPF&S for the Sole Benefit of	66,809.6000	5.07%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Tennessee Municipal Bond Fund — Class C2	Raymond James	211,814.2040	18.95%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	LPL Financial	202,870.7100	18.15%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	National Financial Services LLC	166,184.2530	14.87%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	UBS WM USA	93,432.2810	8.36%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	89,112.8080	7.97%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Charles Schwab & Co., Inc.	67,924.5840	6.08%
	Attn: Mutual Fund Ops
	211 Main St.
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	64,727.7310	5.79%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Edward D Jones & Co	63,047.7990	5.64%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	American Enterprise Investment Serv	60,868.3730	5.45%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Tennessee Municipal Bond Fund — Class I	Charles Schwab & Co Inc	1,969,089.6420	21.09%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	Pershing LLC	1,691,487.1630	18.12%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	UBS WM USA	1,116,591.3100	11.96%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	952,991.6450	10.21%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Raymond James	835,830.6800	8.95%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	American Enterprise Investment Serv	469,392.2570	5.03%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Multistate Trust IV

Kansas Municipal Bond Fund — Class A	Edward D Jones & Co	3,930,798.6860	23.41%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Pershing LLC	2,223,344.4730	13.24%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S for the Sole Benefit of Its Customers	2,030,123.6900	12.09%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	1,535,806.8610	9.15%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Raymond James	1,256,879.0810	7.48%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Charles Schwab & Co Inc	1,167,615.9320	6.95%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	National Financial Services LLC	875,399.6760	5.21%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Kansas Municipal Bond Fund — Class C	Edward D Jones & Co	315,629.4990	27.58%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	112,041.1790	9.79%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	99,189.0180	8.67%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Wells Fargo Clearing Services LLC	67,853.2320	5.93%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Kansas Municipal Bond Fund — Class C2	Edward D Jones & Co	291,906.1820	37.38%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	National Financial Services LLC	132,530.7140	16.97%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	97,823.8930	12.53%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	61,044.6450	7.82%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	LPL Financial	48,087.4780	6.16%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Pershing LLC	41,726.6660	5.34%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Kansas Municipal Bond Fund — Class I	Pershing LLC	1,718,724.4750	21.01%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S for the Benefit of its Customers	805,935.4540	9.85%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Band & Co	759,511.6710	9.29%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	National Financial Services LLC	682,569.9110	8.34%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	649,080.4000	7.94%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	607,170.9390	7.42%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	LPL Financial	512,643.2430	6.27%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Fager & Co	413,840.7830	5.06%
	3035 SW Topeka Blvd
	Topeka KS 66611-2122

Kentucky Municipal Bond Fund — Class A	Edward D Jones & Co	6,257,659.2520	26.17%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	5,545,640.6690	23.19%
	Special Custody Acct FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	1,545,481.0950	6.46%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Raymond James	1,540,862.7890	6.44%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	1,364,896.8440	5.71%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Benefit of Its Customers	1,211,909.8350	5.07%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Kentucky Municipal Bond Fund — Class C	Raymond James	100,829.2740	14.82%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	74,252.2790	10.91%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	74,209.6740	10.91%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	JP Morgan Securities LLC Omnibus	68,634.2990	10.09%
	Account for the Exclusive Benefit Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Edward D Jones & Co	64,799.2490	9.52%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	LPL Financial	64,078.3590	9.42%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	63,715.0460	9.36%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	51,078.6060	7.51%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Sole Benefit of	41,226.7310	6.06%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	38,402.4000	5.64%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Kentucky Municipal Bond Fund — Class C2	Raymond James	74,416.1420	15.59%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Edward D Jones & Co	69,761.8550	14.61%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	National Financial Services LLC	53,922.1240	11.29%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	50,779.7280	10.63%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	JP Morgan Securities LLC Omnibus	49,002.3170	10.26%
	Account for the Exclusive Benefit Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Pershing LLC	45,692.9360	9.57%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	LPL Financial	31,657.2380	6.63%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	28,002.2810	5.86%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Kentucky Municipal Bond Fund — Class I	Pershing LLC	2,127,245.8230	30.22%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	LPL Financial	808,486.2820	11.48%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Charles Schwab & Co Inc	738,190.6370	10.49%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Band & Co	540,575.2060	7.68%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Raymond James	438,944.9190	6.24%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	RBC Capital Markets LLC	378,834.2030	5.38%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

Michigan Municipal Bond Fund — Class A	MLPF&S	2,597,460.9350	23.03%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	1,402,474.6280	12.44%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	727,238.3020	6.45%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Edward D Jones & Co	726,594.8900	6.44%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Raymond James	652,714.9230	5.79%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Michigan Municipal Bond Fund — Class C	National Financial Services LLC	119,986.3290	14.33%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	113,223.1820	13.52%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S	98,271.9160	11.74%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Raymond James	86,926.5930	10.38%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	UBS WM USA	78,532.1580	9.38%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	American Enterprise Investment Serv	74,540.4250	8.90%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	72,641.6700	8.67%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	54,212.2550	6.47%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Michigan Municipal Bond Fund — Class C2	Edward D Jones & Co	40,878.5930	27.40%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	UBS WM USA	32,356.6090	21.69%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	16,767.9300	11.24%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	10,317.9020	6.92%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Norman F Knowlton Trust	8,855.4220	5.94%
	Dtd 1/20/86 AMD 01/19/2012
	Charles J Knowlton & Suzanne
	Barkhouse & Steven L Hill Co-Ttees
	2444 Strawberry Ln
	Port Huron MI 48060-1723

	LPL Financial	8,563.5930	5.74%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Raymond James	8,416.1470	5.64%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Michigan Municipal Bond Fund — Class I	Charles Schwab & Co Inc	4,137,988.6620	30.79%
	For the Benefit of their Customers
	P O Box 173797
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	3,340,904.0960	24.86%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	1,027,961.2750	7.65%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	MLPF&S for the Benefit of its	740,006.0250	5.51%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	TD Ameritrade Inc FBO	696,873.7510	5.18%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

Missouri Municipal Bond Fund — Class A	Edward D Jones & Co	9,478,844.6180	32.82%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	National Financial Services LLC	3,589,225.1650	12.43%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	2,792,475.8540	9.67%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Wells Fargo Clearing Services LLC	2,593,793.8090	8.98%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	2,491,990.0650	8.63%
	Special Custody Acct FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	MLPF&S for the Sole Benefit of	1,512,033.4400	5.24%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Missouri Municipal Bond Fund — Class C	Edward D Jones & Co	352,609.3360	18.57%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Raymond James	270,587.3010	14.25%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	174,440.4570	9.19%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	163,063.4240	8.59%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	115,452.1190	6.08%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	MLPF&S for the Sole Benefit of	114,232.2180	6.01%
	Its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Missouri Municipal Bond Fund — Class C2	Charles Schwab & Co Inc	99,727.3220	24.92%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	76,073.9400	19.01%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	50,835.9590	12.70%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	42,733.7830	10.68%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Edward D Jones & Co	36,797.8820	9.19%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710
	American Enterprise Investment Serv	31,151.1880	7.78%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	25,042.6150	6.26%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Missouri Municipal Bond Fund — Class I	Band & Co	10,435,863.5980	39.25%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	National Financial Services LLC	4,641,769.2960	17.46%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	2,243,700.5160	8.44%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S for the Benefit of its	1,778,700.5860	6.69%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Ohio Municipal Bond Fund — Class A	National Financial Services LLC	5,347,078.4960	17.99%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	MLPF&S	4,149,617.5690	13.96%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	2,058,870.7960	6.93%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	2,031,893.3570	6.84%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	2,001,889.8610	6.74%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	1,694,072.2650	5.70%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	1,611,931.6300	5.42%
	For the Benefit of their Customers
	P O Box 173797
	211 Main St
	San Francisco CA 94105-1905

Ohio Municipal Bond Fund — Class C	National Financial Services LLC	247,950.1830	15.18%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	MLPF&S	192,980.6560	11.81%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Pershing LLC	167,538.5510	10.26%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Wells Fargo Clearing Services LLC	148,614.7420	9.10%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	123,595.8080	7.57%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Morgan Stanley Smith Barney LLC	123,570.9050	7.56%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	UBS WM USA	121,938.5980	7.46%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	American Enterprise Investment Serv	107,313.4970	6.57%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	86,086.5430	5.27%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Ohio Municipal Bond Fund — Class C2	National Financial Services LLC	81,947.3270	12.07%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	UBS WM USA	78,165.3910	11.51%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Wells Fargo Clearing Services LLC	77,621.5510	11.43%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	71,227.6520	10.49%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Charles Schwab & Co Inc	60,537.3220	8.92%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	JP Morgan Securities LLC Omnibus	58,170.9480	8.57%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	LPL Financial	57,835.8120	8.52%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	50,648.2840	7.46%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	36,043.2770	5.31%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Edward D Jones & Co	34,803.2580	5.13%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Ohio Municipal Bond Fund — Class I	Band & Co	4,976,960.4310	18.57%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	UBS WM USA	2,722,113.0860	10.16%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	2,687,309.8880	10.03%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	American Enterprise Investment Serv	2,226,563.0780	8.31%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	1,862,150.7080	6.95%
	For the Benefit of their Customers
	P O Box 173797
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S	1,683,632.6460	6.28%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	1,500,199.9320	5.60%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Wisconsin Municipal Bond Fund — Class A	Edward D Jones & Co	1,699,790.9750	22.32%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Charles Schwab & Co Inc	1,328,610.0250	17.45%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Wells Fargo Clearing Services LLC	753,660.9040	9.90%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	LPL Financial	606,638.8540	7.97%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	JP Morgan Securities LLC Omnibus	521,190.9270	6.84%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Raymond James	461,508.5310	6.06%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	National Financial Services LLC	460,247.3370	6.04%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Wisconsin Municipal Bond Fund — Class C	Charles Schwab & Co Inc	249,586.1320	30.45%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Edward D Jones & Co	89,289.8440	10.89%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	LPL Financial	80,985.6160	9.88%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	65,052.3320	7.94%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	64,278.6870	7.84%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Pershing LLC	48,924.6090	5.97%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Wells Fargo Clearing Services LLC	46,584.7240	5.68%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	41,815.0850	5.10%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Wisconsin Municipal Bond Fund — Class C2	LPL Financial	53,894.4280	17.91%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Edward D Jones & Co	46,984.4000	15.61%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	35,762.9170	11.88%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	22,554.8280	7.49%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	20,834.0850	6.92%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	15,259.4940	5.07%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Wisconsin Municipal Bond Fund — Class I	Band & Co	1,068,578.1400	19.52%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	LPL Financial	701,384.7970	12.81%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	690,353.0000	12.61%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	448,449.7630	8.19%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Raymond James	361,412.0170	6.60%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	TD Ameritrade Inc FBO	358,299.6960	6.55%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

	Wells Fargo Clearing Services LLC	331,803.1510	6.06%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	291,939.7100	5.33%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Nuveen Managed Accounts Portfolios Trust

Core Impact Bond Managed Accounts Portfolio	Teachers Insurance & Annuity Association	1,000,000.0000	98.05%
	MSC 730/01/01
	730 3rd Ave
	New York NY 10017-3207

Municipal Total Return Managed Accounts Portfolio	Morgan Stanley Smith Barney LLC	57,448,526.3920	48.61%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Benefit of its	32,614,824.4210	27.60%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	14,091,396.1650	11.92%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	MS 1120

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/251819459

on November 16 at 2:00 p.m. Central Time.

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

NUV2020.

Please detach at perforation before mailing.

NUVEEN FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of each of Nuveen Municipal Trust, Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Managed Accounts Portfolios Trust (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust, individually a “Fund,” and collectively, the “Funds”, revoking previous proxies, hereby appoints Mark J. Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher and Eric F. Fess, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/251819459, on November 16, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUV2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Fund(s) represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

NIT_31614_091620_BK1

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Funds

Special Meeting of Shareholders to Be Held Virtually on November 16, 2020.

The Joint Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Nuveen All-American Municipal Bond Fund	Nuveen Arizona Municipal Bond Fund	Nuveen California High Yield Municipal Bond Fund
Nuveen California Intermediate Municipal Bond Fund	Nuveen California Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund	Nuveen Core Impact Bond Managed Accounts Port	Nuveen Georgia Municipal Bond Fund
Nuveen High Yield Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fd	Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund	Nuveen Massachusetts Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund	Nuveen Municipal Total Return Managed Accounts Port	Nuveen New Jersey Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund	Nuveen New York Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Strategic Municipal Opportunities Fund	Nuveen Tennessee Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

	Proposals				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.	To elect ten Board Members:				☐	☐	☐
	01. Jack B. Evans	02. William C. Hunter	03. Albin F. Moschner	04. John K. Nelson
	05. Judith M. Stockdale	06. Carole E. Stone	07. Matthew Thornton III	08. Terence J. Toth
	09. Margaret L. Wolff	10. Robert L. Young

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	NIT 31614	M xxxxxxxx